UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 1, 2016

EOS INC.
(exact name of the Registrant as specified in its charter)

Nevada	333-206853	30-0873246
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 519, 5F., No. 372, Linsen N. Road, Zhongshan District, Taipei City 104, Taiwan (R.O.C.)
(Address of principal executive offices)
Telephone: +8862-2568-3278
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

Change of address of principal executive office, telephone number and facsimile

Effective April 1, 2016, the address of the principal executive office of EOS INC., a Nevada corporation (the “Company”), will be Room 519, 5F., No. 372, Linsen N. Road, Zhongshan District, Taipei City 104, Taiwan (R.O.C.).

Effective April 1, 2016, the Company’s telephone number and facsimile number will be +8862-2568-3278 and +8862-2581-4616, respectively.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 4, 2016

EOS Inc.

By: /s/Yu Cheng Yang
Yu Cheng Yang
President, Secretary, Treasurer and sole director